Exhibit 10.7
SERVICE AGREEMENT NO. 80934
CONTROL NO. 2004-05-28 — 0001
SST SERVICE AGREEMENT
THIS AGREEMENT, made and entered into this 29th day of October, 2004, by and between:
Columbia Gas Transmission Corporation
(“Transporter”)
AND
PPL Gas Utilities Corporation
(“Shipper”)
WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:
Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive service in accordance with the provisions of the effective SST Rate Schedule and applicable General Terms and Conditions of Transporter’s FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284. 223 of Subpart G of the Commission’s regulations. Shipper warrants that service hereunder is being provided on behalf of Shipper.
Section 2. Term. Service under this Agreement shall commence as of April 1, 2005, and shall continue in full force and effect until March 31, 2014. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission’s regulations and Transporter’s Tariff.
Section 3. Rates. Shipper shall pay Transporter the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter’s maximum rate, but not less than Transporter’s minimum rate. Such discounted rate may apply to: a) specified quantities (contract demand or commodity quantities); b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; c) quantities during specified time periods; d) quantities at specified points, locations, or other defined geographical areas; and e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported). In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Transporter’s maximum rate so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sheets. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates had been charged under a discount agreement exceeded rates which ultimately are found to be just and reasonable.

SERVICE AGREEMENT NO. 80934
CONTROL NO. 2004- 05-28 — 0001
SST SERVICE AGREEMENT
Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention: Manager — Customer Services and notices to Shipper shall be addressed to it at:
PPL Gas Utilities Corporation
Theresa Sassman, GENPL7
Natural Gas Support
2 North Ninth Street
Allentown, PA 18101-1179
ATTN: Joe Cammarano
until changed by either party by written notice.

SERVICE AGREEMENT NO. 80934
CONTROL NO. 2004-05-28 — 0001
SST SERVICE AGREEMENT
Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: N/A.

PPL Gas Utilities Corporation

By: Name:	/s/ Robert M. Geneczko Robert M. Geneczko	[SEAL]
Title:	President
Date:

Columbia Gas Transmission Corporation

By: Name:	/s/ T. N. Brasselle T. N. Brasselle
Title:	MGR Customer Services
Date:	NOV 05 2004

Revision No.
Control No. 2004-05-28 — 0001
Appendix A to Service Agreement No. 80934
Under Rate Schedule SST
Between (Transporter) Columbia Gas Transmission Corporation
              and (Shipper) PPL Gas Utilities Corporation

October through March Transportation Demand	10,715	Dth/day

April through September Transportation Demand	5,358	Dth/day
Primary Receipt Points

		Maximum Daily
Scheduling	Scheduling Point	Quantity
Point No.	Name	(Dth/Day)
STOW	STORAGE STOW WITHDRAWALS	10,715

Revision No.
Control No. 2004-05-28 — 0001
Appendix A to Service Agreement No. 80934
Under Rate Schedule SST
Between (Transporter) Columbia Gas Transmission Corporation
              and (Shipper) PPL Gas Utilities Corporation
Primary Delivery Points

							Minimum
				Maximum			Delivery
				Daily Delivery	Design Daily		Pressure
Scheduling	Scheduling Point	Measuring	Measuring Point	Obligation	Quantity	Aggregate	Obligation (psig)	Hourly Flowrate
Point No.	Name	Point No.	Name	(Dth/Day) 1/	(Dth/Day) 1/	Daily Quantity 1/	1/	(Dth/hour) 1/
56W	PENN FUEL OP-08-36	600004	PPL-Clearfield	3,893			150
56-25	PENN FUEL OP 04-25	600007	EMMITSBURG	2,563		FN02	75
56-21	PENN FUEL OP 04-21	600014	BANGOR	12,216		FN01	300
56-29	PENN FUEL OP 04-29	600016	PINE GROVE	1,774		FN02	75
56-29	PENN FUEL OP 04-29	600017	MT. VERNON	774		FN02	75
56-21	PENN FUEL OP 04-21	600024	DELAWARE WATER GAP	2,000		FN01	125
56-21	PENN FUEL OP 04-21	600025	STOUDSBURG NORTH	4,897		FN01	125
56W	PENN FUEL OP-08-36	600026	Counties Gas&Fuel	834			100
56W	PENN FUEL OP-08-36	600027	Curwensville	1,390			150
56-25	PENN FUEL OP 04-25	600050	PFG-GlenFumey	1,083		FN02	50
56-25	PENN FUEL OP 04-25	600051	WAYNESBORO	3,449		FN02	50
56W	PENN FUEL OP-08-36	600074	RENOVO PENN FUEL	649			100
C23	PENNSBURG-23	631929	PENNSBURG (74-000577)	4,741		FN01
C22	EAGLE-25	632170	EAGLE C.S. (74-000011)	4,741		FN01
56-29	PENN FUEL OP 04-29	633513	SPRING VALLEY	1,000		FN02	300

Revision No.
Control No. 2004-05-28 — 0001
Appendix A to Service Agreement No. 80934
Under Rate Schedule SST
Between (Transporter) Columbia Gas Transmission Corporation
               and (Shipper) PPL Gas Utilities Corporation

1/	Application of MDDOs, DDQs, and ADQs and/or minimum pressure and/or hourly flowrate shall be as follows:

FN01	THIS METER IS IN THE BANGOR-STROUDSBURG AGGREGATE AREA AND THE EASTERN MARKET AGGREGATE AREA.

FN02	THIS METER IS IN THE EASTERN MARKET AGGREGATE AREA.

The following notes apply to all scheduling points on this contract:

GFN1
UNLESS STATION SPECIFIC MDDOS ARE SPECIFIED IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN SELLER AND BUYER, SELLER’S AGGREGATE MAXIMUM DAILY DELIVERY OBLIGATION, UNDER THIS AND ANY OTHER SERVICE AGREEMENT BETWEEN SELLER AND BUYER, AT THE STATIONS LISTED ABOVE SHALL NOT EXCEED THE MDDO QUANTITIES SET FORTH ABOVE FOR EACH STATION. IN ADDITION, SELLER SHALL NOT BE OBLIGATED ON ANY DAY TO DELIVER MORE THAN THE AGGREGATE DAILY QUANTITIES (ADQ) LISTED BELOW IN THE AGGREGATE AREAS LISTED BELOW. THE STATIONS FOOTNOTED ABOVE WITH A 1 OR 2 ARE IN THE AGGREGATE AREAS SET FORTH IN GREATER DETAIL BELOW. ANY STATION SPECIFIC MDDOS IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN SELLER AND BUYER SHALL BE ADDITIVE BOTH TO THE INDIVIDUAL STATION MDDOS SET FORTH HEREIN AND TO ANY APPLICABLE AGGREGATE DAILY QUANTITY SET FORTH BELOW. THE MARKET AREA IN WHICH EACH STATION IS LOCATED IS POSTED ON SELLER’S EBB AND INCORPORATED HEREIN BY REFERENCE.

FOOTNOTE		AGGREGATE
NUMBER	AGGREGATE AREA NAME	DAILY QUANTITY
1	BANGOR- STROUDSBURG AGGREGATE AREA	12,216 DTH/D
1+2	ADQ FOR AGGREGATE AREA FOOTNOTE NUMBERS 1 AND 2	19,757 DTH/D
DELIVERIES TO BUYER AT PENNSBURG AND EAGLE ARE MADE VIA TEXAS EASTERN BACKOFF OF SELLERS RECEIPTS.
DELIVERIES AT STATIONS IN MARKET AREA 36, OLEAN, ARE CONTINGENT UPON BUYER OBTAINING GAS SUPPLIES AND ARRANGING FOR DELIVERY OF SUCH GAS SUPPLIES TO THIS MARKET AREA. SELLER’S OBLIGATION TO DELIVER GAS ON ANY DAY SHALL BE LIMITED TO THE QUANTITIES ACTUALLY RECEIVED FOR BUYER’S ACCOUNT TO THIS MARKET AREA.

Revision No.
Control No. 2004-05-28 — 0001
Appendix A to Service Agreement No. 80934
Under Rate Schedule SST
Between (Transporter) Columbia Gas Transmission Corporation
              and (Shipper) PPL Gas Utilities Corporation
The Master list of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Transporter’s Tariff is incorporated herein by reference for purposes of listing valid secondary receipt and delivery points.
☐ Yes ☑ No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 42 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.
☐ Yes ☑ No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.
Service pursuant to this Appendix A, Revision No. 0 shall be effective April 1, 2005 through March 31, 2014.
☐ Yes ☑ No (Check applicable blank) This Appendix A, Revision No. 0 shall cancel and supersede the Previous Appendix A, Revision No.       effective as of                     , 20     , to the Service Agreement referenced above.
☐ Yes ☑ No (Check applicable blank) All Gas shall be delivered at existing points of interconnection within the MDDO’s, and/or ADQ’s, and/or DDQ’s, as applicable, set forth in Transporter’s currently effective Rate Schedule            Appendix A, Revision No. 0 with Shipper, which for such points set forth are incorporated herein by reference.
With the exception of this Appendix A, Revision No. 0 all other terms and conditions of said Service Agreement shall remain in full force and effect.

PPL Gas Utilities Corporation

By: Name:	/s/ Robert M. Geneczko Robert M. Geneczko	[SEAL]
Title:	President
Date:

Columbia Gas Transmission Corporation

By: Name:	/s/ T. N. Brasselle T. N. Brasselle
Title:	MGR Customer Services
Date:	NOV 05 2004